Exhibit 10.2

OMNIBUS AMENDMENT No. 3

TO

RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT,

RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, AND

RECEIVABLES PURCHASE AND SERVICING AGREEMENT

THIS OMNIBUS AMENDMENT No. 3 TO RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT, RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, AND RECEIVABLES PURCHASE AND SERVICING AGREEMENT (this “Amendment”) is entered into as of February 11, 2004, by and among ADVANCEPCS, a Delaware corporation (the “Parent”), ADVANCEPCS HEALTH L.P., a Delaware limited partnership (the “Originator”), AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation (the “Buyer”), ADVANCE FUNDING CORPORATION, a Delaware corporation (the “Seller”), ADVP MANAGEMENT L.P., a Delaware limited partnership, in its capacity as servicer hereunder (in such capacity, the “Servicer”; Parent, Originator, Buyer, Seller and Servicer are hereinafter sometimes referred to individually as a “Company” and collectively as the “Companies”), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (the “Redwood”), as the Conduit Purchaser (the “Conduit Purchaser”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as the Committed Purchaser (the “Committed Purchaser”; together with the Conduit Purchaser referred to herein collectively as the “Purchasers”), as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”), and as collateral agent for the Conduit Purchaser and the Conduit Purchaser Secured Parties (the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Originator, the Buyer, the Servicer and the Parent entered into that certain Receivables Purchase and Contribution Agreement, dated as of December 10, 2001 (the “Contribution Agreement”);

WHEREAS, the Parent, the Buyer (as receivables seller thereunder), the Seller (as receivables purchaser thereunder) and the Servicer entered into that certain Receivables Sale and Contribution Agreement, dated as of December 10, 2001 (the “Sale Agreement”);

WHEREAS, the Seller, the Servicer, Redwood, as the Conduit Purchaser, and GE Capital, as the Committed Purchaser and the Administrative Agent, entered into that certain Receivables Purchase and Servicing Agreement, dated as of December 10, 2001 (the “Purchase Agreement”; the Purchase Agreement, the Contribution Agreement and the Sale Agreement are collectively referred to herein as the “Agreements”);

WHEREAS, the Agreements were amended in certain respects pursuant to that certain Omnibus Amendment No. 1 to Receivables Purchase and Contribution Agreement, Receivables Sale and Contribution Agreement, and Receivables Purchase and Servicing Agreement, dated as of May 31, 2002, among the parties thereto (“Amendment No. 1”), and that certain Omnibus Amendment No. 2 to Receivables Purchase and Contribution Agreement,

Receivables Sale and Contribution Agreement, and Receivables Purchase and Servicing Agreement, dated as of July 1, 2003, among the parties thereto;

WHEREAS, all capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in Annex X to the Agreements as amended and restated as of May 31, 2002 pursuant to Amendment No. 1 (the “Amended and Restated Annex X”); and

WHEREAS, the parties hereto also desire to further amend the Agreements pursuant to the terms and conditions of this Amendment;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions precedent to the effectiveness of this Amendment set forth in Section 4 below, the Amended and Restated Annex X shall be amended by deleting therefrom in its entirety the definition therein of the term “Per Annum Daily Margin” and by substituting in lieu thereof the following new definition of such term:

Per Annum Daily Margin: On any day, the sum of (1) with respect to the Conduit Purchaser’s Capital Investment, 1.00% per annum, and (2) with respect to the Committed Purchaser’s Capital Investment, (a) for the first six (6) months that the Committed Purchaser provides any such funding the greater of (I) 2.00% per annum and (II) then prevailing “Applicable Margin” (as defined in the Senior Credit Facility) and (b) thereafter the greater of (I) 2.50% per annum and (II) the then prevailing “Applicable Margin” (as defined in the Senior Credit Facility).

SECTION 2. Agreements in Full Force and Effect as Amended. Except as specifically amended in Section 1 hereof, each of the Agreements shall remain in full force and effect. All references in each Agreement to the “Agreement” therein shall be deemed to mean such Agreement as amended and modified hereby. This Amendment shall not constitute a novation of any or all of the Agreements, but shall constitute an amendment of each such Agreement only. The parties hereto agree to be bound by the terms and conditions of each Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Representations and Warranties. Each Company hereby represents and warrants to the Purchasers and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by each Company, and this Amendment and the Agreements, as amended hereby, constitute legal, valid and binding obligations of each Company and are enforceable against each Company in accordance with their respective terms, (b) after giving effect to this Amendment, no Termination Event, Incipient Termination Event, Servicer Termination Event or Incipient Servicer Termination Event has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by each Company in the Agreements are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by any Company of any of its representations and warranties contained in this Section 3 shall be a Termination Event and a Servicer Termination Event for all purposes of the Agreements.

SECTION 4. Conditions to Effectiveness of this Amendment. This Amendment and the amendments set forth herein shall not be effective unless and until the date on which one or more counterparts of this Amendment have been duly executed by each and every of the parties hereto and delivered to the Administrative Agent.

SECTION 5. Ratification. Each Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Agreements and all other documents delivered by such Company in connection therewith (including without limitation the other Related Documents to which each Company is a party), effective as of the date hereof.

SECTION 6. Estoppel. To induce the Purchasers, the Administrative Agent and the Collateral Agent to enter into this Amendment, each Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of any Company as against any Purchaser, the Administrative Agent or the Collateral Agent with respect to the obligations of any Company under any of the Related Documents, either with or without giving effect to this Amendment.

SECTION 7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Amendment.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADVANCEPCS

By
Name
Title

ADVANCEPCS HEALTH L.P.

By
Name
Title

AFC RECEIVABLES HOLDING CORPORATION

By
Name
Title

ADVANCE FUNDING CORPORATION

By
Name
Title

ADVP MANAGEMENT L.P., as the Servicer

By
Name
Title

REDWOOD RECEIVABLES CORPORATION, as Conduit Purchaser

By
Name
Title

GENERAL ELECTRIC CAPITAL CORPORATION, as Committed Purchaser, Administrative Agent and Collateral Agent

By
Name
Title	Duly Authorized Signatory

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